Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Debt Disclosure [Abstract]
Debt
10.	Debt

On March 31, 2015, the Company secured a $20.0 million term loan from General Electric Capital Corporation. The term loan bears interest at a rate of 4% plus LIBOR per annum (4.70% at June 30, 2015) and requires quarterly payments of principal and interest until the term loan matures in March 2020. The term loan is collateralized by the accounts receivable and physical equipment of all of the Company’s 100% owned subsidiaries as well as the Company’s ownership interest in all less than wholly owned subsidiaries.

The $20.0 million term loan primarily served to refinance all previously held debt and lines of credit. Debt issuance costs associated with the new credit facility approximated $0.6 million and are being amortized over the life of the loan.

Debt at June 30, 2015 consisted of the following (in thousands):

	June 30, 2015	December 31, 2014
Lines of credit	$1,500	$5,420
Subordinated notes payable	—	635
Term loan	19,550	14,019

Total debt	21,050	20,074
Less: current portion	868	9,492
Less: amortized loan fees	628	—

Long-term debt, net of current portion	$19,554	$10,582

12. Debt

Purchase of Palladium for Surgery Dallas, LLC (“PFSD”)

In conjunction with the Company’s purchase of PFSD, the Company entered into a promissory note with the Company’s Chairman for a principal amount of $2.1 million on January 1, 2011.

The note was initially amended in March 2012, in conjunction with a private placement of common shares that occurred in January 2012.

The note was subsequently amended in March 2013. The amended note had a principal balance of $1.7 million at December 31, 2013 bearing an interest rate at 5.25% per annum until January 2014, when the interest rate increased to 6.25% per annum. The principal amount and any accrued and unpaid interest was due on or before December 31, 2014. Interest payments were payable on a monthly basis.

The note was then amended again in December 2014. The amended note has a principal balance of $0.4 million bearing an interest rate at 6.25% per annum. The principal amount and any accrued and unpaid interest is due on or before January 31, 2016. Outstanding interest payments have been paid as of the date of these financials.

The note is included in the consolidated balance sheets as a long-term liability. The note has a principal balance of $0.4 million as of December 31, 2014.

Term Loan for Athas

Athas secured a term loan in 2011 for $0.5 million which was assumed in the acquisition (Note 2). The Company and one of the shareholders are guarantors of the loan. The loan bears interest at 4.0% per annum. The term loan requires monthly payments of principal and interest until the loan matures in May 2016. As of December 31, 2014, the balance due on the term loan was $0.1 million. The term loan is collateralized by the assets of the Company and the guarantors.

Subordinated Notes Payable

Athas carries subordinated notes payable which were given as consideration for working capital provided by certain individuals. The subordinated notes interest is payable semi-annually with a principal due at maturity on December 31, 2015. The notes carry a 12.0% annual interest rate and payment is subordinated to all senior secured debt instruments. The outstanding balance of the subordinated notes was $0.6 million at December 31, 2014. Some of the note holders are also employees and shareholders of the Company.

Promissory Note for Spring Northwest Management, LLC (“SNWM”)

In November 2013, SNWM, a consolidated entity, entered into a promissory note with Allegiance Bank Texas. The agreement provides for a $0.9 million loan which matures in November 2018. The note bears interest at a rate of 5.5% per annum and requires monthly payments of principal and interest through November 2018. The promissory note was utilized to finance the purchase of certain medical equipment, all of which serves as collateral against the note. Nobilis is not liable under the above mentioned promissory note. The note has a principal balance of $0.7 million as of December 31, 2014.

Promissory Note for Willowbrook Imaging, LLC (“WIM”)

In January 2014, WIM, a consolidated entity, entered into a promissory note with Branch Bank and Trust Company. The agreement provides for a $0.8 million loan which matures in February 2021. The note bears interest at a fixed rate of 3.65% per annum and requires monthly payments of principal and interest through February 2021. The promissory note was utilized to finance the purchase of certain medical equipment. Nobilis is not liable under the above mentioned promissory note. The note has a principal balance of $0.7 million as of December 31, 2014.

Purchase of Athas

In conjunction with the Company’s purchase of Athas, the Company entered into a promissory note with sellers for a principal amount of $12.0 million on December 1, 2014. The sellers represent the 20 previous shareholders of Athas. Payments are to be made to the sellers as follows: (a) $1.0 million payment of principal on December 31, 2014, (b) $1.0 million payment of principal on April 1, 2015, (c) consecutive monthly payments of principal and interest of $0.3 million commencing May 1, 2015 and continuing until April 1, 2018. The note accrues interest at 11% per annum. The seller agreed to defer the principal payment of $1.0 million which was due on December 31, 2014 until the Company secures financing with a commercial lender that can provide a lower cost of interest.

Future maturities of debt as of December 31, 2014 are as follows:

Year ending December 31,
2015	$4,072
2016	4,409
2017	4,400
2018	1,499
2019	274

Total	$14,654